CONSULTING GROUP CAPITAL MARKETS FUNDS (“TRUST”)

SUPPLEMENT DATED FEBRUARY 8, 2016,

TO THE PROSPECTUS DATED JANUARY 1, 2016, AS REVISED JANUARY 4, 2016 AND JANUARY 22,

2016 AND THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 1, 2016, AS

REVISED JANUARY 22, 2016

This Supplement provides new and additional information beyond that contained in the Prospectus and Statement of

Additional Information and should be read in conjunction with those documents.

At a meeting held on December 16, 2015, the Board of Trustees of the Trust approved the closing of the Money Market Fund (formerly “Money Market Investments”) (the “Fund”) and the redemption of remaining shareholders of the Fund, which is expected to occur on or about April 8, 2016.

The U.S. Securities and Exchange Commission recently adopted amendments to the rules that govern money market funds, several key provisions of which are scheduled to go into effect later in 2016. These amendments will substantially change the way in which many money market funds operate and accordingly have resulted (and likely will continue to result) in significant changes to the money market fund industry as a whole. In general, any money market fund that does not limit its investors to natural persons and does not limit its investment portfolio to government securities (and equivalent instruments) will be required to incur significant compliance and operational costs. This changing regulatory environment was one of several factors that led Consulting Group Advisory Services LLC, the Fund’s adviser, to recommend to the Board of Trustees of the Trust that the Fund be closed and its remaining shareholders redeemed.

Effective as of April 1, 2016, the Fund will be closed to new purchases, other than the reinvestment of dividends, in anticipation of all outstanding shares as of April 8, 2016 being redeemed by the Fund. Shareholders can redeem their shares from the Fund at any time on or before the close of business on April 8, 2016 at the then-current net asset value.

On April 8, 2016, the Fund will convert its remaining assets to cash and distribute cash pro rata to all remaining shareholders, after the payment of (or provision for) all charges, taxes, expenses and liabilities, whether due or accrued or anticipated of the Fund, who have not previously redeemed all of their shares or exchanged their Fund shares for shares of another fund under the Trust.

Shareholders should consult their tax advisors about the tax implications of the redemption of the Fund’s outstanding shares. If shareholders have any questions about the closing of the Fund and the redemption of its outstanding shares on April 8, 2016, they should contact their Morgan Stanley financial advisor. Shareholders can also request information by calling 1-800-869-3326.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE